                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 30, 2006, except for Note 11 as to which the date is December 14, 2006, with respect to the financial statements and financial statement schedule of Isilon Systems, Inc. included in its Registration Statement on Form S-1 (No. 333-137078), filed with the Securities and Exchange Commission.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington
January 17, 2007